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                                                                  EXHIBIT 10.27


                                TERMINATION AGREEMENT


     THIS TERMINATION AGREEMENT dated as of January 31, 1998 (this "Agreement"), is entered into between BIOSITE DIAGNOSTICS INCORPORATED, a Delaware corporation ("Biosite"), and E. MERCK, a German general partnership ("Merck"). The parties hereby agree as follows:

     1. The Collaborative Development Agreement dated as of June 28, 1994 (the "Collaborative Agreement"), and the Supply and Distribution Agreement dated as of June 28, 1994 (the "Supply Agreement")(the Collaborative Agreement and the Supply Agreement, collectively, the "Triage Cardiac Agreements"), both between Biosite and Merck, are hereby terminated in their entirety, effective as of January 31, 1998.

     2. Biosite hereby forgives and releases Merck from its obligations under the Collaborative Agreement to pay to Biosite any sums not previously paid to Biosite to fund certain Jointly Funded Development Costs under Section 3.2.1 of the Collaborative Agreement and to fund certain clinical trials costs in Europe, Latin America and South Africa under Section 3.2.2 of the Collaborative Agreement.

     3.   On or before January 31, 1998, Biosite shall pay to Merck
US$2,100,000.

     4. Except as otherwise expressly set forth in Section 5 below, Biosite and Merck each hereby releases and discharges the other party from all obligations pursuant to the Triage Cardiac Agreements accruing after the effective date of the termination thereof.

     5. Notwithstanding anything to the contrary in this Agreement, (a) in accordance with the provisions of Section 9.4 of the Collaborative Agreement, the provisions of Articles 7 and 10 of the Collaborative Agreement shall survive termination thereof, and (b) in accordance with the provisions of Section 10.4 of the Supply Agreement, the provisions of Articles 8 and 9 of the Supply Agreement shall survive termination thereof.

     6. All terms used, but not defined, in this Agreement shall have the respective meanings set forth in the Triage Cardiac Agreements.

     7. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to the conflicts of law principles thereof.




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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first set forth above.


                                        BIOSITE DIAGNOSTICS INCORPORATED


                                        By:  /s/ Kim D. Blickenstaff
                                             ---------------------------------

                                        Title:  President and CEO
                                                ------------------------------

                                        E. MERCK


                                        By:  /s/ Dr. Bardoff
                                             ---------------------------------

                                        Title:    General Manager
                                                  ----------------------------
                                                  Laboratory Products Division


                                        By:  /s/ Dr. Reckmann
                                             ---------------------------------

                                        Title:  General Manager
                                                ------------------------------
                                                Environmental and Bioanalysis

                                        Darmstadt, Dec. 8, 1997


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